                                                                    EXHIBIT 99.1


                                               Investor Contact: RoseMary Luebke
                                                                      Controller
                                                                    952.974.7000
                                                  rosie.luebke@kontronmobile.com

                                                    Media contact: Gary Hornseth
                                                     Public Relations Consultant
                                                                    651.699.0759
                                                 gary.hornseth@kontronmobile.com


        KONTRON MOBILE COMPUTING ANNOUNCES RESULTS FOR FIRST QUARTER 2004

EDEN PRAIRIE, Minn. -- (May 17, 2004) -- Kontron Mobile Computing, Inc. (OTC BB:
KMBC), today announced results for the first quarter of 2004.

For the quarter, the company reported an operating loss of $408,626, compared to an operating loss of $89,034 for first quarter 2003. Net loss was $649,555, or $(0.04) per share, on revenue of $2.1 million, compared to a net loss of $301,003, or $(0.02) per share, on revenue of $2.1 million during the same period in 2003.

"While bookings were ahead of plan during the first quarter, including a significant order from the U.S. Army, shipments were below plan due largely to parts shortages," said Thomas Sparrvik, CEO. "We incurred special costs associated with the consideration of the offer extended last year by Kontron AG to acquire all outstanding shares of the company's stock not already owned by Kontron AG. While our R&D expenses were higher than expected, we expect that this investment will accelerate introduction of new products slated for later in 2004."

ABOUT KONTRON MOBILE COMPUTING, INC.

A Minnesota corporation, Kontron Mobile Computing, Inc., has designed, manufactured and marketed rugged computers for a variety of industries and applications worldwide since 1992. It also provides product customization, integration and support services. The company is headquartered in Eden Prairie, Minn., with sales, service and manufacturing locations worldwide. It is traded on the U.S. Over the Counter Bulletin Board under the ticker symbol KMBC.

Kontron Mobile Computing is the mobile computing affiliate of Kontron AG, Munich, Germany. For more information, visit Kontron Mobile Computing online at www.kontronmobile.com, or phone the company toll-free at 1-888-343-5396.

Forward-looking statements in this news release, if any, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain important factors could cause results to differ materially from those anticipated by the statements, including the impact of changing economic or business conditions, the impact of competition, the availability of financing, the success of products in the marketplace, other risk factors inherent in the computer industry and other factors discussed from time to time in reports filed by the Company with the Securities and Exchange Commission.

                                 BALANCE SHEETS

                                                                                                  MARCH 31,    DECEMBER 31,
                                                                                                     2004          2003
                                                                                                 (UNAUDITED)       ----
                                                                                                ------------
                                            ASSETS
CURRENT ASSETS:
Cash and cash equivalents.....................................................................  $ 1,176,812     $ 1,694,302
Accounts receivable, net of allowance for doubtful accounts of $157,700 and $158,200..........    1,382,031       2,562,900
Accounts receivable, related parties..........................................................      111,440         185,046
Inventories...................................................................................    2,295,930       1,678,254
Prepaid expenses and other....................................................................      163,349          50,602
                                                                                                -----------     -----------
           Total current assets...............................................................    5,129,562       6,171,104
                                                                                                -----------     -----------
Property and Equipment:
   Computers and equipment....................................................................      979,601       1,172,007
   Furniture and fixtures.....................................................................      797,746         800,706
   Leasehold improvements.....................................................................      346,099         346,099
   Less: Accumulated depreciation and amortization............................................   (2,045,570)     (2,226,309)
                                                                                                -----------     -----------
       Property and equipment, net............................................................       77,876          92,503
Deposits and Other Assets, net................................................................        3,216           6,556
                                                                                                -----------     -----------
TOTAL ASSETS..................................................................................   $5,210,654     $ 6,270,163
                                                                                                ===========     ===========

                        LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable..............................................................................  $   225,626     $   144,527
Accounts payable, related parties.............................................................      941,443         959,627
Accrued warranty .............................................................................      140,000         203,000
Accrued compensation and benefits.............................................................       79,642         255,154
Accrued interest to Kontron AG................................................................      577,436         450,575
Other accrued liabilities.....................................................................       70,448         148,684
Deferred revenue, short-term..................................................................      395,173         537,372
                                                                                                -----------     -----------
       Total current liabilities..............................................................    2,429,768       2,698,939
                                                                                                -----------     -----------
LONG TERM LIABILITIES:
Notes payable to Kontron AG...................................................................    6,921,510       7,103,910
Deferred revenue, long-term...................................................................      200,775         159,158
                                                                                                -----------     -----------
       Total long term liabilities............................................................    7,122,285       7,263,068
                                                                                                -----------     -----------
Total Liabilities.............................................................................    9,552,053       9,962,007
                                                                                                -----------     -----------

SHAREHOLDERS' EQUITY (DEFICIT):
Series B Convertible Preferred Stock, $.001 par value, 4,250,000 shares authorized;
   4,250,000 issued and outstanding for both periods .........................................        4,250           4,250
Series C Convertible Preferred Stock, $.001 par value, 500,000 shares authorized;
   500,000 issued and outstanding for both periods............................................          500             500
Common stock, $.001 par value, 30,000,000 shares authorized;
   14,952,926 issued and outstanding for both periods.........................................       14,953          14,953
Additional paid-in capital....................................................................   32,551,972      32,551,972
Accumulated deficit...........................................................................  (36,913,074)    (36,263,519)
                                                                                                -----------     -----------
           Total shareholders' equity (deficit)...............................................   (4,341,399)     (3,691,844)
                                                                                                -----------     -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)..........................................  $ 5,210,654     $ 6,270,163
                                                                                                ===========     ===========

                            STATEMENTS OF OPERATIONS


                                                                    FOR THE THREE MONTHS ENDED
                                                                            MARCH 31,
                                                                    --------------------------
                                                                       2004             2003
                                                                       -----            ----
      Net Sales .................................................  $ 2,146,215      $ 2,126,710
      Cost of Sales..............................................    1,419,631        1,202,676
                                                                   -----------      -----------
           Gross profit .........................................      726,584          924,034
                                                                   -----------      -----------
      Operating Expenses:
           Sales and marketing...................................      426,486          441,909
           General and administrative............................      315,331          280,322
           Research and development..............................      393,393          290,837
                                                                   -----------      -----------
                Total operating expenses.........................    1,135,210        1,013,068
                                                                   -----------      -----------
                Operating  loss..................................     (408,626)         (89,034)
      Loss on foreign currency ..................................       (7,703)         (54,005)
      Interest expense, net......................................     (137,202)        (157,964)
      Professional fees related to Kontron AG offer..............      (96,024)              --
                                                                   -----------      -----------
      Net loss applicable to common shareholders.................   $ (649,555)     $  (301,003)
                                                                   ===========      ===========

      Basic and Diluted Loss Per Common Share:
      Net loss per common share..................................   $     (.04)     $      (.02)
                                                                   -----------      -----------
      Basic and diluted weighted average
      common shares outstanding..................................   14,952,926       14,952,926
                                                                   ===========      ===========